UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

CELLECTAR BIOSCIENCES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring August 20, 2019 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBW CLRBZ	NASDAQ Capital Market NASDAQ Capital Market NASDAQ Capital Market

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 16, 2019, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered offering by the Company directly to the Purchasers of an aggregate of 1,982,000 shares (the “Registered Shares”) of common stock, par value $0.00001 per share, of the Company (“Common Stock”), at an offering price of $2.50 per share (the “Registered Offering”).

In a concurrent private placement, the Company agreed to issue to the Purchasers who participated in the Registered Offering, Series F warrants to purchase an aggregate of 1,982,000 shares of Common Stock at an exercise price of $2.40 per share (the “Series F Warrants”).

In a separate concurrent private placement transaction, the Company entered into a Private Placement Securities Purchase Agreement (the “Private Placement Purchase Agreement” and together with the Purchase Agreement, the “Purchase Agreements”) with the Purchasers, pursuant to which the Company agreed to issue to the Purchasers an aggregate of 2,018,000 shares of Common Stock (the “Private Placement Shares” and together with the Registered Shares, the “Shares”) together with Series G warrants to purchase an aggregate of up to 2,018,000 shares of Common Stock at an exercise price of $2.40 per share (the “Series G Warrants” and together with the Series F Warrants, the “Warrants”), at an offering price of $2.50 per share (the “Private Placement” and together with the Registered Offering, the “Offerings”).

Gross proceeds of the Offerings will be approximately $10.0 million before deducting the placement agent fee and related offering expenses. The Registered Shares were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-218514), which was declared effective by the Securities and Exchange Commission on September 20, 2017 (the “Registration Statement”). The Private Placement Shares, the Warrants and the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

Each Warrant will be immediately exercisable and will expire five years from the date of issuance. If at any time after the six-month anniversary of the date of issuance there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of the Private Placement Shares or the Warrant Shares, then the holders have the right to exercise the Warrants on a cashless basis at such time. Subject to limited exceptions, a holder of a Warrant will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided further that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

On May 16, 2019, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC, (the “Placement Agent”) pursuant to which the Company engaged the Placement Agent as the sole placement agent in connection with the Offerings. The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the securities. The Company agreed to pay the Placement Agent a placement agent fee in cash equal to 7.5% of the gross proceeds from the sale of the securities sold in the Offerings. The Placement Agency Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

In connection with the entry into the Purchase Agreements, the Company and the Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is required to file a registration statement on Form S-1 within 15 calendar days of the closing of the Offerings to provide for the resale of the Private Placement Shares and the shares of Common Stock issuable upon the exercise of the Warrants. The Company will be obligated to use its reasonable best efforts to keep any registration statement effective until the earlier of (i) the date on which the shares of Common Stock subject to the registration statement may be sold without registration pursuant to Rule 144 under the Securities Act, or (ii) the date on which all of the shares of Common Stock subject to the registration statement have been sold under the registration statement or pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

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The foregoing summaries of the Purchase Agreements, the Warrants, the Placement Agency Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Michael Best & Friedrich LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

ITEM 3.02	UNREGISTERED SALE OF SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Private Placement Shares, the Warrants and the Warrant Shares is incorporated by reference in this Item 3.02.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 20, 2019, we issued a press release announcing that we closed on our previously announced financing for gross proceeds of $10 million A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement dated as of May 16, 2019, by and between Cellectar Biosciences, Inc. and Roth Capital Partners, LLC

4.1	Form of Series F Common Stock Purchase Warrant

4.2	Form of Series G Common Stock Purchase Warrant

5.1	Opinion of Michael Best & Friedrich LLP

10.1	Securities Purchase Agreement, dated as of May 16, 2019, by and among Cellectar Biosciences, Inc. and the Purchasers

10.2	Private Placement Securities Purchase Agreement, dated as of May 16, 2019, by and among Cellectar Biosciences, Inc. and the Purchasers

10.3	Registration Rights Agreement, dated as of May 16, 2019, by and among Cellectar Biosciences, Inc. and the Purchasers

23.1	Consent of Michael Best & Friedrich LLP (included in Exhibit 5.1)

99.1	Press release dated May 20, 2019, titled “Cellectar Biosciences Announces Closing of $10.0 Million Financing”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2019	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Charles T. Bernhardt
		Name:	Charles T. Bernhardt
		Title:	Interim Chief Financial Officer

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